Exhibit 24
WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and JANET McGINNESS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 40,000,000 shares of common stock, par value $1-2/3 per share of the Company (“Common Stock”), adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, and an indeterminate amount of related plan interests, which may be issued pursuant to the Wells Fargo & Company 401(k) Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 16th day of February, 2026.

/s/ Steven D. Black
Steven D. Black

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and JANET McGINNESS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 40,000,000 shares of common stock, par value $1-2/3 per share of the Company (“Common Stock”), adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, and an indeterminate amount of related plan interests, which may be issued pursuant to the Wells Fargo & Company 401(k) Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 4th day of February, 2026.

/s/ Mark A. Chancy
Mark A. Chancy

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and JANET McGINNESS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 40,000,000 shares of common stock, par value $1-2/3 per share of the Company (“Common Stock”), adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, and an indeterminate amount of related plan interests, which may be issued pursuant to the Wells Fargo & Company 401(k) Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 6th day of February, 2026.

/s/ Celeste A. Clark
Celeste A. Clark

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and JANET McGINNESS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 40,000,000 shares of common stock, par value $1-2/3 per share of the Company (“Common Stock”), adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, and an indeterminate amount of related plan interests, which may be issued pursuant to the Wells Fargo & Company 401(k) Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 9th day of February, 2026.

/s/ Theodore F. Craver, Jr.
Theodore F. Craver Jr.

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and JANET McGINNESS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 40,000,000 shares of common stock, par value $1-2/3 per share of the Company (“Common Stock”), adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, and an indeterminate amount of related plan interests, which may be issued pursuant to the Wells Fargo & Company 401(k) Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 4th day of February, 2026.

/s/ Richard K. Davis
Richard K. Davis

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and JANET McGINNESS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 40,000,000 shares of common stock, par value $1-2/3 per share of the Company (“Common Stock”), adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, and an indeterminate amount of related plan interests, which may be issued pursuant to the Wells Fargo & Company 401(k) Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 4th day of February, 2026.

/s/ Fabian T. Garcia
Fabian T. Garcia

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and JANET McGINNESS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 40,000,000 shares of common stock, par value $1-2/3 per share of the Company (“Common Stock”), adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, and an indeterminate amount of related plan interests, which may be issued pursuant to the Wells Fargo & Company 401(k) Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 7th day of February, 2026.

/s/ Wayne M. Hewett
Wayne M. Hewett

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and JANET McGINNESS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 40,000,000 shares of common stock, par value $1-2/3 per share of the Company (“Common Stock”), adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, and an indeterminate amount of related plan interests, which may be issued pursuant to the Wells Fargo & Company 401(k) Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 5th day of February, 2026.

/s/ CeCelia G. Morken
CeCelia G. Morken

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and JANET McGINNESS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 40,000,000 shares of common stock, par value $1-2/3 per share of the Company (“Common Stock”), adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, and an indeterminate amount of related plan interests, which may be issued pursuant to the Wells Fargo & Company 401(k) Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 4th day of February, 2026.

/s/ Maria R. Morris
Maria R. Morris

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and JANET McGINNESS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 40,000,000 shares of common stock, par value $1-2/3 per share of the Company (“Common Stock”), adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, and an indeterminate amount of related plan interests, which may be issued pursuant to the Wells Fargo & Company 401(k) Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 4th day of February, 2026.

/s/ Felicia F. Norwood
Felicia F. Norwood

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and JANET McGINNESS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 40,000,000 shares of common stock, par value $1-2/3 per share of the Company (“Common Stock”), adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, and an indeterminate amount of related plan interests, which may be issued pursuant to the Wells Fargo & Company 401(k) Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 13th day of February, 2026.

/s/ Ronald L. Sargent
Ronald L. Sargent

WELLS FARGO & COMPANY

Power of Attorney
of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON, and JANET McGINNESS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 40,000,000 shares of common stock, par value $1-2/3 per share of the Company (“Common Stock”), adjusted for any change in the number of outstanding shares of Common Stock resulting from stock splits, stock dividends or similar adjustments occurring after the date hereof, and an indeterminate amount of related plan interests, which may be issued pursuant to the Wells Fargo & Company 401(k) Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 5th day of February, 2026.

/s/ Suzanne M. Vautrinot
Suzanne M. Vautrinot